UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )
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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
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United Natural Foods, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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See the reverse side of this notice to obtain proxy materials and voting instructions. E86191-P28737 UNITED NATURAL FOODS, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 18, 2019. Meeting Information Meeting Type: Annual Meeting For holders as of: October 21, 2019 Date: December 18, 2019 Time: 4:00 PM EST Location: The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/unfi2019 and be sure to have the information that is printed in the box marked by the arrow (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. XXXX XXXX XXXX XXXX Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/unfi2019.

E86192-P28737 Before You Vote How to Access the Proxy Materials SCAN TO VIEW MATERIALS & VOTE w Vote By Internet: Before The Meeting: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/unfi2019. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before December 4, 2019 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT 2019 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

Voting Items NOTE: Also includes authorization to vote on any other matters that may properly come before the meeting or any adjournment or postponement thereof. 1b. Ann Torre Bates 1a. Eric F. Artz 1e. Michael S. Funk 1c. Denise M. Clark 1d. Daphne J. Dufresne 1h. Peter A. Roy 1i. Steven L. Spinner 1j. Jack Stahl 2. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending August 1, 2020. 3. To approve, on an advisory basis, our executive compensation. 4. To approve the United Natural Foods, Inc. 2020 Equity Incentive Plan. 1f. James P. Heffernan 1g. James L. Muehlbauer 1. Election of ten nominees as directors to serve until the 2020 annual meeting of stockholders. The Board of Directors recommends you vote FOR the following proposals: E86193-P28737

Voting Instructions E86194-P28737